Exhibit 99.3
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CASE NAME: Guaranty Group Ventures Inc.	ACCRUAL BASIS

CASE NUMBER: 09-35583

JUDGE: Judge Houser
UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF TEXAS
DALLAS     DIVISION
MONTHLY OPERATING REPORT
MONTH ENDING: March 31, 2011
IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS — 1 THROUGH ACCRUAL BASIS — 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Dennis S. Faulkner	Chief Restructuring Officer

Original Signature of Responsible Party	Title

Dennis S. Faulkner	04/11/11

Printed Name of Responsible Party	Date

PREPARER:

/s/ Jason A. Rae	Accountant

Original Signature of Preparer	Title

Jason A. Rae	04/11/11

Printed Name of Preparer	Date

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CASE NAME: Guaranty Group Ventures Inc.	ACCRUAL BASIS — 1

CASE NUMBER: 09-35583

COMPARATIVE BALANCE SHEET	(SEE GENERAL FOOTNOTE)

	SCHEDULED	MONTH	MONTH	MONTH
ASSETS	AMOUNT	Jan-11	Feb-11	Mar-11
1. Unrestricted Cash	6,255,251	6,290,203	6,290,203	6,290,203
2. Restricted Cash

3. Total Cash	6,255,251	6,290,203	6,290,203	6,290,203

4. Accounts Receivable (Net)
5. Inventory
6. Notes Receivable
7. Prepaid Expenses
8. Other (Attach List)

9. Total Current Assets	6,255,251	6,290,203	6,290,203	6,290,203

10. Property, Plant & Equipment
11. Less: Accumulated Depreciation/Depletion

12. Net Property, Plant & Equipment

13. Due From Insiders
14. Other Assets — Net of Amortization (Attach List)
15. Other (Attach List)	5,984,451	5,955,384	5,955,384	5,955,384

16. Total Assets	12,239,702	12,245,586	12,245,586	12,245,586

POST PETITION LIABILITIES
17. Accounts Payable		200	200
18. Taxes Payable
19. Notes Payable
20. Professional Fees
21. Secured Debt
22. Other (Attach List)				200

23. Total Post Petition Liabilities		200	200	200

PRE PETITION LIABILITIES
24. Secured Debt
25. Priority Debt
26. Unsecured Debt	371,185	371,185	371,185	371,185
27. Other (Attach List)
28. Total Pre Petition Liabilities	371,185	371,185	371,185	371,185

29. Total Liabilities	371,185	371,385	371,385	371,385

EQUITY
30. Pre Petition Owners’ Equity		11,868,517	11,868,517	11,868,517
31. Post Petition Cumulative Profit Or (Loss)		3,054	3,054	3,054
32. Direct Charges To Equity		2,631	2,631	2,631
33. Total Equity		11,874,201	11,874,201	11,874,201

34. Total Liabilities and Equity		12,245,586	12,245,586	12,245,586

This form ___ does _X__ does not have related footnotes on Footnotes Supplement.

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CASE NAME: Guaranty Group Ventures Inc.	SUPPLEMENT TO

CASE NUMBER: 09-35583	ACCRUAL BASIS — 1

COMPARATIVE BALANCE SHEET		(SEE GENERAL FOOTNOTE)

	SCHEDULED	MONTH	MONTH	MONTH
ASSETS	AMOUNT	Jan-11	Feb-11	Mar-11
A.
B.
C.
D.
E.

TOTAL OTHER ASSETS — LINE 8

A.
B.
C.
D.
E.

TOTAL OTHER ASSETS NET OF AMORTIZATION — LINE 14

A. Intercompany — GFG	5,955,384	5,955,384	5,955,384	5,955,384
B. Trivest Funds (.6578% ownership)	29,067
C.
D.
E.

TOTAL OTHER ASSETS — LINE 15	5,984,451	5,955,384	5,955,384	5,955,384

POST PETITION LIABILITIES
A. Due to Guaranty Financial Group				200
B.
C.
D.
E.

TOTAL OTHER POST PETITION LIABILITIES — LINE 22				200

PRE PETITION LIABILITIES
A.
B.
C.
D.
E.

TOTAL OTHER PRE PETITION LIABILITIES — LINE 27

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CASE NAME: Guaranty Group Ventures Inc.	ACCRUAL BASIS — 2

CASE NUMBER: 09-35583

INCOME STATEMENT		(SEE GENERAL FOOTNOTE)

	MONTH	MONTH	MONTH	QUARTER
	Jan-11	Feb-11	Mar-11	TOTAL
REVENUES
1. Gross Revenues
2. Less: Returns & Discounts
3. Net Revenue

COST OF GOODS SOLD
4. Material
5. Direct Labor
6. Direct Overhead

7. Total Cost Of Goods Sold

8. Gross Profit

OPERATING EXPENSES
9. Officer / Insider Compensation
10. Selling & Marketing
11. General & Administrative
12. Rent & Lease
13. Other (Attach List)

14. Total Operating Expenses

15. Income Before Non-Operating Income & Expense

OTHER INCOME & EXPENSES
16. Non-Operating Income (Att List)	641	0	0	641
17. Non-Operating Expense (Att List)
18. Interest Expense
19. Depreciation / Depletion
20. Amortization
21. Other (Attach List)
22. Net Other Income & Expenses	641	0	0	641

REORGANIZATION EXPENSES
23. Professional Fees
24. U.S. Trustee Fees	325			325
25. Other (Attach List)

26. Total Reorganization Expenses	325			325

27. Income Tax

28. Net Profit (Loss)	316	0	0	316

This form ___ does _X__ does not have related footnotes on Footnotes Supplement.

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CASE NAME: Guaranty Group Ventures Inc.	SUPPLEMENT TO

CASE NUMBER: 09-35583	ACCRUAL BASIS — 2

INCOME STATEMENT
	MONTH	MONTH	MONTH	QUARTER
OPERATING EXPENSES	Jan-11	Feb-11	Mar-11	TOTAL
A.
B.
C.
D.
E.
F.
G.
H.
I.
J.
K.

TOTAL OTHER OPERATING EXPENSES — LINE 13

OTHER INCOME & EXPENSES
A. Interest Income	641	0	0	641
B.
C.
D.

TOTAL NON-OPERATING INCOME — LINE 16	641	0	0	641

A.
B.
C.
D.

TOTAL NON-OPERATING EXPENSE — LINE 17

REORGANIZATION EXPENSES
A.
B.
C.
D.
E.

TOTAL OTHER REORGANIZATION EXPENSES — LINE 25

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CASE NAME: Guaranty Group Ventures Inc.	ACCRUAL BASIS — 3

CASE NUMBER: 09-35583

CASH RECEIPTS AND	MONTH	MONTH	MONTH	QUARTER
DISBURSEMENTS	Jan-11	Feb-11	Mar-11	TOTAL
1. Cash — Beginning Of Month	6,289,887	6,290,203	6,290,203	6,289,887

RECEIPTS FROM OPERATIONS
2. Cash Sales

COLLECTION OF ACCOUNTS RECEIVABLE
3. Pre Petition
4. Post Petition
5. Total Operating Receipts

NON-OPERATING RECEIPTS
6. Loans & Advances (Attach List)
7. Sale of Assets
8. Other (Attach List)	641			641
9. Total Non-Operating Receipts	641			641

10. Total Receipts	641			641

11. Total Cash Available	6,290,528	6,290,203	6,290,203	6,290,528

OPERATING DISBURSEMENTS
12. Net Payroll
13. Payroll Taxes Paid
14. Sales, Use & Other Taxes Paid
15. Secured / Rental / Leases
16. Utilities
17. Insurance
18. Inventory Purchases
19. Vehicle Expenses
20. Travel
21. Entertainment
22. Repairs & Maintenance
23. Supplies
24. Advertising
25. Other (Attach List)
26. Total Operating Disbursements

REORGANIZATION DISBURSEMENTS
27. Professional Fees
28. U.S. Trustee Fees	325			325
29. Other (Attach List)
30. Total Reorganization Expenses	325			325

31. Total Disbursements	325			325

32. Net Cash Flow	316			316
33. Cash — End of Month	6,290,203	6,290,203	6,290,203	6,290,203
This form ___ does _X__ does not have related footnotes on Footnotes Supplement.

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CASE NAME: Guaranty Group Ventures Inc.	SUPPLEMENT TO

CASE NUMBER: 09-35583	ACCRUAL BASIS — 3

CASH RECEIPTS AND
DISBURSEMENTS
	MONTH	MONTH	MONTH	QUARTER
NON-OPERATING RECEIPTS	Jan-11	Feb-11	Mar-11	TOTAL
A.
B.
C.
D.
E.

TOTAL LOANS & ADVANCES — LINE 6

A. Interest	641			641
B.
C.
D.
E.

TOTAL OTHER NON-OPERATING RECEIPTS — LINE 8	641			641

OPERATING DISBURSEMENTS
A.
B.
C.
D.
E.
F.
G.
H.

TOTAL OTHER OPERATING DISBURSEMENTS — LINE 25

REORGANIZATION DISBURSEMENTS
A.
B.
C.
D.
E.

TOTAL OTHER REORGANIZATION DISBURSEMENTS — LINE 29

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CASE NAME: Guaranty Group Ventures Inc.	ACCRUAL BASIS — 4

CASE NUMBER: 09-35583	(SEE GENERAL FOOTNOTE)

	SCHEDULED	MONTH	MONTH	MONTH
ACCOUNTS RECEIVABLE AGING	AMOUNT	Jan-11	Feb-11	Mar-11
1. 0 - 30
2. 31 - 60
3. 61 - 90
4. 91 +

5. Total Accounts Receivable

6. (Amount Considered Uncollectible)

7. Accounts Receivable (Net)

		MONTH:	March-11
AGING OF POST PETITION TAXES AND PAYABLES

	0 - 30	31 - 60	61 - 90	91 +
TAXES PAYABLE	DAYS	DAYS	DAYS	DAYS	TOTAL
1. Federal
2. State
3. Local
4. Other (Attach List)

5. Total Taxes Payable

6. Accounts Payable

			MONTH:	March-11
STATUS OF POST PETITION TAXES

	BEGINNING TAX	AMOUNT WITHHELD
FEDERAL	LIABILITY *	AND/OR ACCRUED	(AMOUNT PAID)	ENDING TAX LIABILITY
1. Withholding **
2. FICA — Employee **
3. FICA — Employer **
4. Unemployment
5. Other — Misc Adj
6. Other — Earned Income Credit

7. Total Federal Taxes	—	—	—	—

STATE AND LOCAL
8. Withholding
9. Sales
10. Excise
11. Unemployment
12. Real Property
13. Personal Property

14. Other (Attach List)	—

15. Total State And Local	—

16. Total Taxes	—

*	The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

**	Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form ___ does _X__ does not have related footnotes on Footnotes Supplement.

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CASE NAME: Guaranty Group Ventures Inc.	ACCRUAL BASIS — 5

CASE NUMBER: 09-35583
The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

MONTH: March-11

BANK RECONCILIATIONS	Account # 1	Account # 2	Account # 3	Other Accounts
A. BANK:	Bank of America			(Attach List)

B. ACCOUNT NUMBER:	4429005323				TOTAL

C. PURPOSE (TYPE):	Money Market

1. Balance Per Bank Statement	6,290,203				6,290,203
2. Add: Total Deposits Not Credited
3. Subtract: Outstanding Checks
4. Other Reconciling Items
5. Month End Balance Per Books	6,290,203				6,290,203

6. Number of Last Check Written	N/A

INVESTMENT ACCOUNTS

BANK, ACCOUNT NAME & NUMBER	DATE OF PURCHASE	TYPE OF INSTRUMENT	PURCHASE PRICE	CURRENT VALUE
7.
8.
9.
10. (Attach List)

11. Total Investments

CASH

12. Currency On Hand

13. Total Cash — End of Month	6,290,203

This form ___ does _X__ does not have related footnotes on Footnotes Supplement.

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CASE NAME: Guaranty Group Ventures Inc.	ACCRUAL BASIS — 6

CASE NUMBER: 09-35583
MONTH: March-11
PAYMENTS TO INSIDERS AND PROFESSIONALS
Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) — (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.
INSIDERS

NAME	TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE
1.
2.
3.
4.
5.
6.
7.
8. (Attach List)

9. Total Payments To Insiders

PROFESSIONALS

	DATE OF COURT ORDER				TOTAL INCURRED &
NAME	AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	UNPAID *
1.
2.
3.
4.
5. (Attach List)

6. Total Payments To Professionals

*	Include all fees incurred, both approved and unapproved
POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

	SCHEDULED MONTHLY	AMOUNTS PAID DURING	TOTAL UNPAID
NAME OF CREDITOR	PAYMENTS DUE	MONTH	POST PETITION
1.	$—
2.
3.
5. (Attach List)

6. TOTAL		$—	$—

This form ___ does _X__ does not have related footnotes on Footnotes Supplement.

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CASE NAME: Guaranty Group Ventures Inc.	ACCRUAL BASIS — 7

CASE NUMBER: 09-35583
MONTH: March-11
QUESTIONNAIRE

		YES	NO
1.	Have any Assets been sold or transferred outside the normal course of business this reporting period?		X
2.	Have any funds been disbursed from any account other than a debtor in possession account?		X
3.	Are any Post Petition Receivables (accounts, notes, or loans) due from related parties?		X
4.	Have any payments been made on Pre Petition Liabilities this reporting period?		X
5.	Have any Post Petition Loans been received by the debtor from any party?		X
6.	Are any Post Petition Payroll Taxes past due?		X
7.	Are any Post Petition State or Federal Income Taxes past due?		X
8.	Are any Post Petition Real Estate Taxes past due?		X
9.	Are any other Post Petition Taxes past due?		X
10.	Are any amounts owed to Post Petition creditors delinquent?		X
11.	Have any Pre Petition Taxes been paid during the reporting period?		X
12.	Are any wage payments past due?		X
If the answer to any of the above questions is “Yes”, provide a detailed explanation of each item. Attach additional sheets if necessary.
INSURANCE

		YES	NO
1.	Are Worker’s Compensation, General Liability and other necessary insurance coverages in effect?	X
2.	Are all premium payments paid current?	X
3.	Please itemize policies below.
If the answer to any of the above questions is “No”, or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.
INSTALLMENT PAYMENTS

PAYMENT AMOUNT &
TYPE OF POLICY	CARRIER	PERIOD COVERED	FREQUENCY
General Liability	Burlington Insurance	07/01/10 — 07/01/11	Paid in Full
General Liability-Mortgagee in Possession	Lexington	10/27/08 — 10/27/11	Paid in Full
This form ___ does _X__ does not have related footnotes on Footnotes Supplement.

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CASE NAME: Guaranty Group Ventures Inc.	FOOTNOTES

CASE NUMBER: 09-35583	ACCRUAL BASIS

MONTH: March-11

ACCRUAL BASIS FORM
NUMBER	LINE NUMBER	FOOTNOTE / EXPLANATION
General		The Office of Thrift Supervision appointed the FDIC as receiver for Guaranty Bank, an indirect subsidiary of Guaranty Financial Group Inc. on August 21, 2009. The Debtor subsequently filed its petition with the U.S. Bankruptcy Court on August 27, 2009.

General		Effective February 1, 2011, all Bank of America Money Market Saving accounts over $250,000 were converted to Non-Interest Bearing accounts. This policy change was approved by the U.S. Trustee’s office.

Accrual 1	1	Pursuant to the Order Implementing the Requirements of Section 345(B) of the Bankruptcy Code and the Region VI, Northern District of Texas, Guidelines for Chapter 11 Debtors-In-Possession filed on September 3, 2009, the Debtor’s transferred cash to its debtor-in-possession bank accounts.

Accrual 1	32	During the month of December 2010 the Debtor’s investment in Trivest was liquidated. The total return on investment received was $2,631.